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                PAINEWEBBER RMA CONNECTICUT MUNICIPAL MONEY FUND
            (A SERIES OF PAINEWEBBER MUNICIPAL MONEY MARKET SERIES)

                 Supplement to Prospectus Dated August 29, 1996

     The board of trustees of PaineWebber Municipal Money Market Series ("Trust") has approved a Plan of Reorganization and Termination ("Reorganization") for submission to the shareholders of its portfolio, PaineWebber RMA Connecticut Municipal Money Fund ("Fund"), at a special meeting to be held November 25, 1996. If the proposed Reorganization is approved and implemented, all the Fund's assets will be acquired and its liabilities assumed by PaineWebber RMA Tax-Free Fund, Inc. ("PW Fund") in a tax-free reorganization. As a result of the Reorganization, the two funds' assets would be combined and each Fund shareholder would, on the closing date of the transaction, receive a number of full and fractional shares of PW Fund having an aggregate value equal to the value of the shareholder's holdings in the Fund. PW Fund is an open-end management investment company organized as a Maryland corporation. There can be no assurance that the Fund's shareholders will approve the Reorganization.

     The meeting of Fund shareholders to consider the proposed Reorganization will be held on November 25, 1996. If approved at the meeting, sales of Fund shares will cease as of 12:00 noon, Eastern time, on November 25, 1995, so that Fund shares will no longer be available for purchase thereafter. Redemptions of Fund shares may be effected through the closing of the Reorganization, which is scheduled to take place as of 12:00 noon, Eastern time, on November 26, 1996.

Supplement Dated: October 15, 1996